CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in Registration Statement No. 333-81837 of German American Bancorp on Form S-8 of our report dated April 13, 2001 incorporated on Form 11-K of The Doty Agency, Inc. 401(k) Plan for the year ended December 31, 2000.


                                       /s/ Crowe, Chizek and Company LLP
                                       -----------------------------------------
                                       Crowe, Chizek and Company LLP

South Bend, Indiana
June 25, 2001